Defined
Assets Funds[SM]
THE S&P
500
TRUST 2
Merrill Lynch

Instead of comparing your investment to an index, why not make an index trust your investment . . .

For equity investors, it's second nature to compare the performance of an investment with a general market measure, like an index. But have you considered that your best performance opportunity over time may not be attempting to outperform the index, but to invest like it?

Investing in a broad representation of the market, or indexing, is a strategy that most equity investors can use as a part of their overall financial plan; to seek potential growth in otherwise conservative portfolios or as a companion investment to hedge an aggressive equity strategy.

Indexing approximates market performance, such as the S&P 500.(*)
Diversification, through an indexed approach to equity investing, reduces the risks associated with individual stock selection.

------------
    *"S&P 500" is a trademark of the Standard & Poor's Corporation. The Standard & Poor's Corporation has not participated in any way in the creation of the Trust and is not affiliated with any of the Trust's sponsors.

The S&P 500 Index Trust 2

We have a way for you to seek results similar to those of the S&P 500 Index.

The objective of the Trust is to track the total return of the S&P 500. It was created for investors, like you, who are looking for an opportunity to reflect the performance of a major market index at a reasonable cost.

Index Investing Offers Investors
Several Benefits:

Risk Reduction through Diversification

One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in four industry sectors. In this way, your exposure to risk is reduced, especially when compared to buying one, two or even ten of the individual stocks.

Simplified Decision-Making

When you invest in the S&P 500 Trust 2, you don't have to select individual stocks or market sectors. You are buying the major sectors of the stock market represented by the index.

Trust Performance

One Year Ended                                       Since Fund Inception

(January 1, 1996 -- December 31,                     (February 20, 1992 -- December 31,
1996)                                                1996)

o Total Return*                          22.69%      o Total Return*                        100.88%

o Average Annualized Total               19.93%      o Average Annualized Total             14.88%
  Return**                                             Return**

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    *Total return figures represent changes in unit price plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.

    **Average annual returns reflect deduction of maximum applicable sales charges. Past performance is no guarantee of future results.

A three dimensional bar graph, entitled "Investment Results," shows that if you invest $10,000 on February 20, 1992 and hold that capital through December 31, 1996, your investment will reach $19,636. The graph is captioned "If you had invested $10,000 from inception and held throught December 31, 1996, your investment would have achieved the following results+:" [Footnote text:
+Maximum sales charge was deducted"]: The x asis reflects dollar amounts, starting with $0. The first increment is $8,000 and increases in $2,000 increments, until the amount reaches $20,000. The y axis reflects years, starting with 2/20/92, then 12/31/92, 12/31/93, 12/31/94, 12/31/95 and
12/31/96. The six rectangular columns of the bar graph are placed above the dates on the y axis; the following amounts : $10,000, $10,496, $11,522, $11,662, $16,005 and $19,636 respectively, are listed on the top of the columns.

You can also take advantage of benefits not available through the purchase of individual stocks.

Index investing with Defined Funds offers additional benefits:

Increase Total Return with Lower Costs

The true test of performance is the total return - and the price you pay for it. Low costs are essential if an index fund is going to work efficiently. After all, an index is just a benchmark and has no expenses of any kind.

The Trust has no management fees, only a small annual supervisory fee and operating expenses of about 0.25%. Low costs mean more of your money is invested and working for you.

Defined Portfolio

You are investing in a known, preselected portfolio of companies.

Liquidity
Your investment may be sold at any time at the then-current market value, which may be more or less than your original cost.

Monthly Income or Reinvestment

The Trust pays income monthly or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at net asset value. By reinvesting your income, you not only increase your holdings but gain the important benefits that monthly compounding can have on total return performance.

Convenience

The Trust invests in many stocks but makes it simple with only one price to track. You can follow the price of your investment each week in Barron's.

Low Minimum Investment

The minimum investment is only $250.

About the S&P 500 Index

               o A well-known measure of 500 corporations designed to be the performance benchmark for the U.S. equity markets.

               o The original index was developed in 1923 and comprised of 233 stocks. The list grew to 500 stocks in 1957. In 1976, the index was restructured to a composite consisting of four market sectors: industrials, utilities, financials and transportation.

               o Contains a variety of companies with diverse capitalization in order to represent the overall market. Most of these companies' stocks are listed on the New York Stock Exchange.

               o On December 31, 1996, the Index had a market value of $5,625 trillion.

               o The companies in the Index are market-value weighted which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the index.

Ten Top Weighted Companies*

Name                        Ticker      Percentage of Total Market Value

General Electric Co.        GE                        2.778%
Coca-Cola Co.               KO                        2.441%
Exxon Corp.                 XON                       2.052%
Intel Corp.                 INTC                      1.998%
Microsoft Corp.             MSFT                      1.963%
Merck & Co.                 MRK                       1.845%
Philip Morris Co.           MO                        1.782%
Royal Dutch                 RD                        1.555%
Procter & Gamble            PG                        1.337%
Johnson & Johnson           JNJ                       1.288%

*As of 3/5/97


Volume Purchase Discounts

For larger purchases, the sales charge is substantially reduced to put a greater percentage of your investment dollars to work for you.

                                                Sales Charge
                                           As a Percentage of the
Amount Purchased                           Public Offering Price

Less than $25,000                                  2.25%
$25,000 to $49,999                                 2.00%
$50,000 to $74,999                                 1.75%
$75,000 to $99,999                                 1.50%
$100,000 to $249,999                               1.25%
$250,000 to $999,999                               1.00%
$1,000,000 to $4,999,999                            .75%
$5,000,000 or more                                  .50%

Risk Factors

As with any equity investment, unit price varies. The Trust may not be appropriate for investors seeking conservation of capital or high-current income.

Because of sales charges, Trust expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the index.

Sound Financial Planning

Your financial professional can help you design a financial plan and explain how the S&P 500 Trust 2 may help you meet your goals. Contact your financial professional to request a free prospectus containing more complete information about the S&P 500 Trust 2 or any other Defined Asset Fund (including sales charges and expenses).

Read the prospectus carefully before you invest.